                                                                    Exhibit 99.2

                  Unaudited Consolidated Pro Forma Financial
                           Statements of the Company

Pro Forma Financial Statements Giving Effect to the Transactions

                  @TRACK COMMUNICATIONS, INC. AND SUBSIDIARY
                     PRO FORMA CONSOLIDATED BALANCE SHEET
                                (in thousands)

                                                                                     Unaudited
                                                 Unaudited                           Pro Forma
                                                  March 31,                          March 31,
                                                    2000          Adjustments          2000
                                                 -----------      -----------       -----------
                                    ASSETS
Current assets:
  Cash and short-term investments...............    $ 11,173           10,000    (2)   $ 21,173
  Other current.................................      27,984             (722)   (5)     27,262
                                                 -----------                        -----------
    Total current assets........................      39,157                             48,435
Network, equipment and software, net............      12,107                             12,107
Other assets, net...............................      12,050           75,148 (2)(6)     85,473
                                                                       (1,725)   (3)
                                                 -----------                        -----------
    Total assets................................    $ 63,314                           $146,015
                                                 ===========                        ===========

                LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current liabilities:
  Accounts payable and accrued liabilities......    $ 10,900            1,028    (7)   $  9,041
                                                                       (2,887)   (3)
  Income taxes payable..........................           -              931    (4)        931
  Other current liabilities.....................      11,964                             11,964
                                                 -----------                        -----------
    Total current liabilities...................      22,864                             21,936
Senior notes payable............................      92,583          (80,022)   (3)     14,064
                                                                        1,503    (3)
Other non-current liabilities...................      11,790                             11,790
                                                 -----------                        -----------
    Total liabilities...........................     127,237                             47,790
                                                 -----------                        -----------
Stockholders' equity (deficit): (note 12)
  Common Stock..................................         256            1,500    (2)        481
                                                                          634    (3)
                                                                           16   (10)
                                                                       (1,925)  (11)
Additional paid-in capital......................     149,996            9,900    (2)    253,442
                                                                       72,600    (2)
                                                                       19,639    (3)
                                                                          (16)  (10)
                                                                          (82)   (6)
                                                                         (520)   (6)
                                                                        1,925   (11)
  Accumulated deficit...........................    (213,628)          59,408    (3)   (155,151)
                                                                         (931)   (4)
  Treasury stock................................        (547)                              (547)
                                                 -----------                        -----------
    Total stockholders' equity (deficit)........     (63,923)                            98,225
                                                 -----------                        -----------
    Total liabilities and stockholders' equity
      (deficit).................................    $ 63,314                           $146,015
                                                 -----------                        -----------

           See accompanying notes to pro forma financial statements

                  @TRACK COMMUNICATIONS, INC. AND SUBSIDIARY
                PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                       (In thousands, except per share)


                                                                                                  Unaudited
                                                             Unaudited                            Pro Forma
                                                           Quarter Ending                       Quarter Ending
                                                              March 31,                            March 31,
                                                                2001           Adjustments           2001
                                                           --------------      -----------      --------------
Total Revenues..........................................          $22,436                             $ 22,436
Total Cost of Revenues..................................           14,796                               14,796
                                                           --------------                       --------------
Gross Margin............................................            7,640                                7,640
Operating Expenses......................................           10,063            1,879  (8)         11,846
                                                                                       (96) (8)
                                                           --------------                       --------------
Operating Loss..........................................           (2,423)                              (4,206)
Interest Expense, net...................................           (3,159)           2,751  (9)           (324)
Other Income............................................                -               84  (9)              -
                                                           --------------                       --------------
  Loss before income taxes..............................           (5,582)                              (4,530)
Income tax provision....................................                -                                    -
  Loss from continuing operations.......................           (5,582)                              (4,530)
                                                           ==============                       ==============
Basic and diluted loss per share:
  Loss from continuing operations.......................          $ (0.22)                            $  (0.02)

Weighted average number of shares outstanding
  Basic and diluted.....................................           25,327          214,952  (10)       240,279
                                                           ==============      ===========      ==============
Basic and diluted loss per share (after 1 for 5 split):
  Loss from continuing operations.......................          $ (1.10)                            $  (0.09)

Weighted average number of shares outstanding
  Basic and diluted.....................................            5,065           42,989              48,056
                                                           --------------      -----------      --------------

           See accompanying notes to pro forma financial statements

@TRACK COMMUNICATIONS, INC. AND SUBSIDIARY
NOTES TO PRO FORMA FINANCIAL STATEMENTS

1) The pro forma, consolidated balance sheet as of March 31, 2001 assumes the transactions occurred on March 31, 2001. The pro forma, consolidated statement of operations for the quarter ending March 31, 2001 assumes the transactions occurred on January 1, 2001. The pro forma financial statements include certain assumptions that are documented in these notes to pro forma financial statements.

    The unaudited pro forma financial statements are not necessarily indicative of the results of operations or the financial position that would have occurred had the transaction been consummated on January 1, 2001, nor are they necessarily indicative of future results of operations or financial position. The unaudited, pro forma financial statements should be read together with the historical consolidated financial statements included in the Company's annual report on Form 10-K for the year ending December 31, 2000.

2) Issuance of 150 million shares of @Track common stock to Minorplanet Systems (on a pre-reverse split basis) in exchange for $10 million and all of the outstanding stock of a subsidiary of Minorplanet Systems, which will own the exclusive license to sell and operate Minorplanet System's advanced VMI technologies and services in North America. The sole asset of the subsidiary acquired will be the license right, and no other assets, liabilities or operations are purchased as part of this transaction. The fair value of the Company's common stock used in the purchase valuation below was $0.56, which represents the average market price of the Company's common stock prior to and after the public announcement of the Minorplanet Systems Transaction. The calculation of the license right for purposes of the unaudited, pro forma balance sheet is as follows:
          Total shares issued for license right and cash      150,000
          Price per share                                       $0.56
                                                              -------
          Total market value of shares issued                 $84,000
          Cash received as part of transaction                (10,000)
          Estimated purchase transaction costs                  1,148
                                                              -------
          Value of license right                              $75,148
                                                              =======


3) Exchange of 794.87 shares (on a pre-reverse split basis) of @Track common stock for each increment of $1,000 of principal amount of Senior Notes held by the converting bondholders. The price of @Track common stock at the end of the day the transactions were closed was $0.32 per share (on a pre-reverse split basis). The amounts assumed for purposes of the unaudited, pro forma balance sheet are as follows:
          Total senior notes assumed converted                    $80,022
          Write-off of unamortized bond discount                   (1,503)
          Write-off of unamortized deferred issuance costs         (1,725)
          Interest forgiven                                         2,887
          Issuance of 63,352 shares at par value                     (634)
          Issuance of 63,352 shares (additional paid in capital)  (19,639)
                                                                  -------
          Extraordinary Gain                                      $59,408
                                                                  =======

4)  Tax effect of extraordinary gain on early extinguishment of debt.
5)  To reclassify transaction costs incurred to date as reflected in note 6.
6) For purposes of the unaudited, pro forma balance sheet, the following is assumed:
          Transaction costs associated with license rights         $1,148
          Transaction costs associated with issuance of
             common stock to redeem senior notes                      520
          Transaction costs associated with issuance of common
             stock for $10,000 cash                                    82
                                                                  -------
          Total transaction costs                                  $1,750
                                                                  =======

7)  To accrue for transaction costs incurred after March 31, 2001.

8) Adjustment to provide for $1,879 of amortization of license right valued at $75,148 (see note 2 for explanation of valuation of license right) purchased by the Company. The license right is assumed to be amortized, on a straight-line basis, over a 10-year period. Also includes the reversal of $96 of amortization associated with net deferred senior note issuance costs of $1,821 that, on a pro forma basis, are written off assuming certain of the senior notes are converted to common stock.
9) Adjustment to reverse $2,751 of interest expense associated with $80,022 of senior notes assumed converted to common stock on a pro forma basis. Also includes the reversal of $84 of interest expense associated with senior note discount of $1,602 that, on a pro forma basis, is written off as a result of the conversion of $80,022 of senior note debt to common stock.
10) Represents the issuance, on a pro forma basis, of the following common stock shares:
          Shares issued for cash and license right                150,000
          Shares issued for conversion of senior notes             63,352
          Conversion of Class B shares to common stock              1,600
                                                                  -------
              Total shares issued                                 214,952
                                                                  =======

11) Reclassification to reflect $0.01 par value of common stock for the 1 for 5 stock split.
12) The following table contains information concerning the Company's capitalization as of March 31, 2001 and the pro forma capitalization as of March 31, 2001 after giving effect to the transactions on both a pre and post split basis. Amounts presented in the columns are in thousands.


                                                                                                        Unaudited       Unaudited
                                                                                                        Pro Forma       Pro Forma
                                                                                        Unaudited       Pre-split      1 for 5 Split
                                                                                     March 31, 2001   March 31, 2001  March 31, 2001
                                                                                     --------------   --------------  --------------
Stockholders' equity (deficit):
  Common Stock, $0.01 par value, 50,000,000 shares authorized, 500,000,000 shares authorized pro forma, 100,000,000 shares authorized pro forma assuming 1 for 5 split; 25,638,826 issued and 25,326,829 outstanding,
  240,591,311 issued and 240,279,314 outstanding pro forma, 48,118,262
  issued and 48,055,863 outstanding pro forma assuming 1 for 5 split                           256            2,406             481

  Common Stock, Class B, $0.01 par value, 1,000 shares authorized, none pro
  forma; 1,000 shares issued and outstanding, none outstanding pro forma.                      -               -                -

  Additional paid in capital                                                               149,996          251,517         253,442

  Accumulated Deficit                                                                     (213,628)        (155,151)       (155,151)

  Treasury Stock, 311,997 shares, at cost, at March 31, 2001
  and pro forma, 62,399 shares pro forma assuming 1 for 5 split                               (547)            (547)           (547)
                                                                                     --------------   --------------  --------------
                                                                                     $     (63,923)   $      98,226   $      98,225

Material Nonrecurring Credits As A Result of These Transactions Not Included In The Pro Forma Statement of Operations (assuming the transactions occurred on January 1, 2001).

Extraordinary gain, on a pro forma basis, is associated with the early extinguishments of the senior notes and is calculated as follows:
          Total senior notes assumed converted                $ 80,022
          Write-off of unamortized bond discount                (1,602)
          Write-off of unamortized deferred issuance costs      (1,821)
          Interest forgiven                                      2,887
          Issuance of 63,352 shares at $0.32 per share         (20,273)
          Income tax effect                                     (1,014)
                                                              --------
              Extraordinary gain                              $ 58,199
                                                              ========

Pro Forma Balance Sheet Giving Effect to the Transactions as of May 31, 2001

                  @TRACK COMMUNICATIONS, INC. AND SUBSIDIARY
                     PRO FORMA CONSOLIDATED BALANCE SHEET
                                (in thousands)

                                                                                     Unaudited
                                                  Unaudited                          Pro Forma
                                                   May 31,                            May 31,
                                                    2000          Adjustments          2000
                                                 -----------      -----------       -----------
                                    ASSETS
Current assets:
  Cash and short-term investments...............    $  5,491           10,000    (3)  $  15,491
  Other current.................................      28,109           (1,222)   (6)     26,887
                                                 -----------                        -----------
    Total current assets........................      33,600                             42,378
Network, equipment and software, net............      11,240                             11,240
Other assets, net...............................       9,703           75,148 (3)(7)     83,186
                                                                       (1,665)   (4)
                                                 -----------                        -----------
    Total assets................................    $ 54,543                           $136,804
                                                 ===========                        ===========

                LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current liabilities:
  Accounts payable and accrued liabilities......    $  9,665              528    (8)   $  6,387
                                                                       (3,806)   (4)
  Income taxes payable..........................           -              984    (7)        984
  Other current liabilities.....................      11,942                             11,942
                                                 -----------                        -----------
    Total current liabilities...................      21,607                             19,313
Senior notes payable............................      92,648          (80,022)   (4)     14,073
                                                                        1,447    (4)
Other non-current liabilities...................       9,066                              9,066
                                                 -----------                        -----------
    Total liabilities...........................     123,321                             42,452
                                                 -----------                        -----------
Stockholders' equity (deficit): (note 11)
  Common Stock..................................         256            1,500    (3)        481
                                                                          634    (4)
                                                                           16    (9)
                                                                       (1,925)  (10)
Additional paid-in capital......................     149,996            9,900    (3)    253,443
                                                                       72,600    (3)
                                                                       19,639    (4)
                                                                          (16)   (9)
                                                                          (82)   (7)
                                                                         (520)   (7)
                                                                        1,925   (10)
  Accumulated deficit...........................    (218,484)          60,443    (4)   (159,025)
                                                                         (984)   (7)
  Treasury stock................................        (547)                              (547)
                                                 -----------                        -----------
    Total stockholders' equity (deficit)........     (68,779)                            94,352
                                                 -----------                        -----------
    Total liabilities and stockholders' equity
      (deficit).................................    $ 54,543                           $136,804
                                                 -----------                        -----------

               See accompanying notes to pro forma balance sheet

@TRACK COMMUNICATIONS, INC. AND SUBSIDIARY
NOTES TO PRO FORMA BALANCE SHEET

1) On February 12, 2001, the Company received a determination letter from the Nasdaq Listing Qualifications Hearings Panel. In that letter, Nasdaq determined that the Company's common stock would be allowed to remain listed on the Nasdaq SmallCap Market provided that the Company satisfied the following conditions:

     .    on or about February 23, 2001, the Company must have:

          . provided documentation to Nasdaq evidencing that it has executed definitive transaction documents with Minorplanet Systems and Mackay Shields; and

          . filed a preliminary proxy statement with the SEC and Nasdaq including proposals to obtain stockholder approval for:

               .    the Minorplanet Systems transaction;

               .    the conversion of the senior notes held by Mackay Shields;
                    and

               .    a reverse stock split.

     .    on or before April 23, 2001, the Company must:

          . provide documentation to Nasdaq that the Minorplanet Systems and Mackay Shields transactions have been completed; and

          . make a public filing with the SEC and Nasdaq evidencing net tangible assets of at least $12 million. The filing must contain a balance sheet no older than 45 days, with pro forma adjustments for any significant events or transactions occurring on or before the filing date.

Nasdaq subsequently extended the February 23 deadlines until February 27. The Company met the February 27, 2001 deadline requirements. In issuing this letter, Nasdaq also informed the Company that its trading symbol changed from ATRK to ATRKC to evidence the conditional listing. On March 5, 2001, Nasdaq sent the Company another letter, which added the additional condition that the closing bid price of @Track's common stock must be over $1.00 for a period of 10 consecutive trading days by May 29, 2001. On April 30, 2001, Nasdaq subsequently extended the April 23, 2001 and May 29, 2001 deadlines until July 2, 2001.

Pursuant to the Nasdaq determination letter requirement, the Company has included this unaudited historical and pro forma balance sheet of @Track Communications, Inc. as of May 31, 2001.

2) The pro forma, consolidated balance sheet as of May 31, 2001 assumes the transactions occurred on May 31, 2001. The unaudited pro forma balance sheet is not necessarily indicative of the May 31, 2001 financial position that would have occurred had the transaction been consummated on May 31, 2001, nor is it necessarily indicative of future financial position. The unaudited, pro forma balance sheet should be read together with the historical consolidated financial statements of the Company included in the Company's Annual Report on Form 10-K for the year ending December 31, 2000.

3) Issuance of 150 million shares of @Track common stock to Minorplanet Systems (on a pre-reverse split basis) in exchange for $10 million and all of the outstanding stock of a subsidiary of Minorplanet Systems, which will own the exclusive license to sell and operate Minorplanet System's advanced VMI technologies and services in North America. The sole asset of the subsidiary acquired is the license right, and no other assets liabilities or operations are purchased as part of this transaction. The fair value of the Company's common stock used in the purchase valuation below was $0.56, which represents the average market price of the Company's common stock prior to and after the public announcement of the Minorplanet Systems Transaction. The calculation of the license right for purposes of the unaudited, pro forma balance sheet is as follows:
          Total shares issued for license right and cash          150,000
          Price per share                                           $0.56
                                                                  -------
          Total market value of shares issued                     $84,000
          Cash received as part of transaction                    (10,000)
          Estimated purchase transaction costs                      1,148
                                                                  -------
          Value of license right                                  $75,148
                                                                  =======

4) Exchange of 794.87 shares (on a pre-reverse split basis) of @Track common stock for each increment of $1,000 of principal amount of Senior Notes held by the converting bondholders. The price of @Track common stock at the end of the day the transactions were closed was $0.32 per share (on a pre-reverse split basis). The amounts assumed for purposes of the unaudited, pro forma balance sheet are as follows:
          Total senior notes assumed converted                    $80,022
          Write-off of unamortized bond discount                   (1,447)
          Write-off of unamortized deferred issuance costs         (1,665)
          Interest forgiven, net                                    3,806
          Issuance of 63,352 shares at par value                     (634)
          Issuance of 63,352 shares (additional paid in capital)  (19,639)
                                                                  -------
          Extraordinary Gain                                      $60,443
                                                                  =======

5)  Tax effect of extraordinary gain on early extinguishment of debt.
6)  To reclassify transaction costs incurred to date as reflected in note 7.
7) For purposes of the unaudited, pro forma balance sheet, the following is assumed:
          Transaction costs associated with license rights         $1,148
          Transaction costs associated with issuance of common
             stock to redeem senior notes                             520
          Transaction costs associated with issuance of common
             stock for $10,000 cash                                    82
                                                                  -------
          Total transaction costs                                  $1,750
                                                                  =======

8)  To accrue for the transaction costs incurred after May 31, 2001.
9) Represents the issuance, on a pro forma basis, of the following common stock shares:
          Shares issued for cash and license right                150,000
          Shares issued for conversion of senior notes             63,352
          Conversion of Class B shares
           to common stock                                          1,600
                                                                  -------
          Total shares issued                                     214,952
                                                                  =======
10) Reclassification to reflect $0.01 par value of common stock for the 1 for 5 stock split.

11) The following table contains information concerning the Company's capitalization as of May 31, 2001 and the pro forma capitalization as of May 31, 2001 after giving effect to the transactions on both a pre and post split basis. Amounts presented in the columns are in thousands.


                                                                                                        Unaudited       Unaudited
                                                                                                        Pro Forma       Pro Forma
                                                                                       Unaudited        Pre-split      1 for 5 Split
                                                                                     May 31, 2001      May 31, 2001    May 31, 2001
                                                                                     ------------      ------------    ------------
Stockholders' equity (deficit):
  Common Stock, $0.01 par value, 50,000,000 shares authorized, 500,000,000 shares authorized pro forma, 100,000,000 shares authorized pro forma assuming 1 for 5 split; 25,638,826 issued and 25,326,829 outstanding,
  240,591,311 issued and 240,279,314 outstanding pro forma, 48,118,262
  issued and 48,055,863 outstanding pro forma assuming 1 for 5 split                         256             2,406             481

  Common Stock, Class B, $0.01 par value, 1,000 shares authorized, none pro forma; 1,000 shares issued and outstanding, none outstanding pro forma.

  Additional paid in capital                                                             149,996           251,518         253,443

  Accumulated Deficit                                                                   (218,484)         (159,025)       (159,025)

  Treasury Stock, 311,997 shares, at cost, at May 31, 2001
  and pro forma, 62,399 shares pro forma assuming 1 for 5 split                             (547)             (547)           (547)
                                                                                       ----------        ----------      ----------

                                                                                       $ (68,779)        $  94,352       $  94,352
                                                                                       ----------        ----------      ----------